Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

The following table lists the direct and indirect subsidiaries of BlackRock, Inc. as of December 31, 2025*.

Name of Subsidiary	Jurisdiction/State of Incorporation
Acero Holdings I LLC	Delaware
Acero LLC	Delaware
Amethyst Intermediate, LLC	Delaware
AnalytX Hosting LLC	Florida
AnalytX LLC	Delaware
AnalytX Software LLC	Virginia
Aperio Group, LLC	California
Aperio Holdings, LLC	Delaware
Asia Property AU 1 Pty Ltd	Australia
Asia Property AU 2 Pty Ltd	Australia
Asia-Pacific Private Credit Opportunities Fund I (GenPar) (GP) Ltd.	Cayman Islands
AU Infra 1 Pty Ltd	Australia
AU Infra 2 Pty Ltd	Australia
BAA Holdings, LLC	Delaware
Beijing eFront Software Company Limited	China
BFM Holdco, LLC	Delaware
Blackhawk Investment Holding, LLC	Delaware
BlackRock (Barbados) Finco 1 SRL	Barbados
BlackRock (BVI) Finco 1, Ltd.	British Virgin Islands
BlackRock (BVI) Holdco 1, Ltd.	British Virgin Islands
BlackRock (BVI) Holdco 2, Ltd.	British Virgin Islands
BlackRock (BVI) Holdco 3, Ltd.	British Virgin Islands
BlackRock (BVI) Holdco 4, Ltd.	British Virgin Islands
BlackRock (BVI) Holdco 5, Ltd.	British Virgin Islands
BlackRock (Channel Islands) Limited	Jersey
BlackRock (Luxembourg) S.A.	Luxembourg
BlackRock (Netherlands) B.V.	Netherlands
BlackRock (Singapore) Holdco Pte. Limited	Singapore
BlackRock (Singapore) Limited	Singapore
BlackRock Advisors (UK) Limited	United Kingdom
BlackRock Advisors Singapore Pte. Limited	Singapore
BlackRock Advisors, LLC	Delaware
BlackRock Aladdin (eFront)	France
BlackRock Aladdin Luxembourg S.à.r.l.	Luxembourg
BlackRock Alternative Advisors GP Holdings, LLC	Delaware
BlackRock Alternatives Management, LLC	Delaware
BlackRock AP Investment Holdco, LLC	Delaware
BlackRock Asset Management Canada Limited/Gestion d’actifs BlackRock Canada Limitée	Canada
BlackRock Asset Management Deutschland AG	Germany
BlackRock Asset Management International Inc.	Delaware
BlackRock Asset Management Investor Services Limited	United Kingdom
BlackRock Asset Management Ireland Limited	Ireland
BlackRock Asset Management North Asia Limited	Hong Kong
BlackRock Asset Management Schweiz AG	Switzerland
BlackRock Asset Management UK Limited	United Kingdom
BlackRock Australia Holdco Pty. Ltd.	Australia
BlackRock Brasil Gestora de Investimentos Ltda.	Brazil
BlackRock Cal 1 Investor, LLC	Delaware
BlackRock Canada Holdings ULC	Canada
BlackRock Capital Holdings, Inc.	Delaware
BlackRock Capital Investment Advisors, LLC	Delaware
BlackRock Capital Management, Inc.	Delaware
BlackRock Capital Markets EMEA S.à r.l	Luxembourg
BlackRock Capital Markets, LLC	Delaware
BlackRock Cayco Limited	Cayman Islands
BlackRock Cayman 1 LP	Cayman Islands
BlackRock Cayman 2 LP	Cayman Islands
BlackRock Cayman Capital Holdings Limited	Cayman Islands
BlackRock Cayman Finco 2 Limited	Cayman Islands
BlackRock Cayman Finco 3 Limited	Cayman Islands
BlackRock Cayman Finco Limited	Cayman Islands
BlackRock Cayman West Bay Finco Limited	Cayman Islands
BlackRock Cayman West Bay IV Limited	Cayman Islands
BlackRock Cayman Z Limited	Cayman Islands
BlackRock CCB Wealth Management Limited	China
BlackRock Channel Islands Holdco Limited	Jersey
BlackRock Chile Asesorias Limitada	Chile
BlackRock Colombia Holdco, LLC	Delaware
BlackRock Colombia Infraestructura S.A.S.	Colombia
BlackRock Colombia SAS	Colombia
BlackRock Company Secretarial Services (UK) Limited	United Kingdom
BlackRock Corporation US Inc.	California
BlackRock Crane Limited	United Kingdom
BlackRock Delaware Holdings Inc.	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
BlackRock Enterprise Management (Shanghai) Co. Ltd.	China
BlackRock Execution Services	California
BlackRock Finance Europe Limited	United Kingdom
BlackRock Finance, Inc.	Delaware
BlackRock Financial Management, Inc.	Delaware
BlackRock Finco UK Ltd.	United Kingdom
BlackRock Finco, LLC	Delaware
BlackRock First Partner Limited	Jersey
BlackRock France SAS	France
BlackRock Fund Advisors	California
BlackRock Fund Management Co., Ltd.	China
BlackRock Fund Management Company S.A.	Luxembourg
BlackRock Fund Managers Limited	United Kingdom
BlackRock Funding International, Ltd.	Cayman Islands
BlackRock Funds Services Group, LLC	Delaware
BlackRock GPCo, (Scotland) Ltd.	Scotland
BlackRock Group Limited	United Kingdom
BlackRock HK Holdco Limited	Hong Kong
BlackRock Holdco 2, Inc.	Delaware
BlackRock Holdco 3, LLC	Delaware
BlackRock Holdco 4, LLC	Delaware
BlackRock Holdco 5, LLC	Delaware
BlackRock Holdco 6, LLC	Delaware
BlackRock Holdco 7, LLC	Delaware
BlackRock Holdco 8, LLC	Delaware
BlackRock Holdco 8, Ltd	Cayman Islands
BlackRock Holdco 9, Ltd	Cayman Islands
BlackRock Holdco 10, Ltd	Cayman Islands
BlackRock Holdco 11, Ltd	Cayman Islands
BlackRock Holdco 12, Ltd	Cayman Islands
BlackRock Holdco 13, Ltd	Cayman Islands
BlackRock Hungary Kft.	Hungary
BlackRock Index Services, LLC	Delaware
BlackRock Infrastructure Management I, LLC	Cayman Islands
BlackRock Institutional Services, Inc.	Delaware
BlackRock Institutional Trust Company, National Association	United States
BlackRock International Holdings, Inc.	Delaware
BlackRock International Limited	Scotland
BlackRock Investment Management (Australia) Limited	Australia
BlackRock Investment Management (Korea) Limited	Korea
BlackRock Investment Management (New Zealand) Limited	New Zealand
BlackRock Investment Management (Shanghai) Co., Ltd.	China
BlackRock Investment Management (Taiwan) Limited	Taiwan
BlackRock Investment Management (UK) Limited	United Kingdom
BlackRock Investment Management Ireland Holdings Unlimited Company	Ireland
BlackRock Investment Management, LLC	Delaware
BlackRock Investments, LLC	Delaware
BlackRock Japan Co., Ltd.	Japan
BlackRock Japan Holdings GK	Japan
BlackRock Jersey Finco 2 Limited	Jersey
BlackRock Latin America Holdco, LLC	Delaware
BlackRock Life Limited	United Kingdom
BlackRock Lux Finco S.à r.l.	Luxembourg
BlackRock Luxembourg Holdco S.à r.l.	Luxembourg
BlackRock México Infraestructura I, S. de R.L. de C.V.	Mexico
BlackRock México Infraestructura II, S. de R.L. de C.V.	Mexico
BlackRock México Infraestructura III, S. de R.L. de C.V.	Mexico
BlackRock México Manager II, S. de R.L. de C.V.	Mexico
BlackRock México Manager III, S. de R.L. de C.V.	Mexico
BlackRock México Manager, S. de R.L. de C.V.	Mexico
BlackRock México Operadora, S.A. de C.V., Sociedad Operadora de Fondos de Inversion	Mexico
BlackRock Niagara LLC	Delaware
BlackRock Operations (Luxembourg) S.à r.l.	Luxembourg
BlackRock Overseas Investment Fund Management (Shanghai) Co., Ltd.	China
BlackRock PC Holdings, LLC	Delaware
BlackRock Pensions Limited	United Kingdom
BlackRock Peru Asesorías S.A.	Peru
BlackRock Portfolio Management LLC	Delaware
BlackRock Property Consulting (Beijing) Co., Ltd.	China
BlackRock Property France President SAS	France
BlackRock Property France S.a.r.l.	France
BlackRock Property Lux S.à.r.l.	Luxembourg
BlackRock Regional Headquarters	Saudi Arabia
BlackRock Realty Advisors, Inc.	Delaware
BlackRock Saturn Subco, LLC	Delaware
BlackRock Saudi Arabia	Saudi Arabia
BlackRock Scale Holdings, LLC	Delaware
BlackRock Services India Private Limited	India
BlackRock Strategic Investors GP, LLC	Delaware
BlackRock Strategic Investors, LP	Delaware
BlackRock Technology Holdings, LLC	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
BlackRock Titan Partner I, LLC	Delaware
BlackRock Titan Partner II, LLC	Delaware
BlackRock UK (Alpha) Limited	United Kingdom
BlackRock UK (Beta) Limited	United Kingdom
BlackRock UK (Delta) LP	United Kingdom
BlackRock UK (Gamma) Limited	United Kingdom
BlackRock UK (Sigma) Limited	United Kingdom
BlackRock UK 2 LLP	United Kingdom
BlackRock UK 3 LLP	United Kingdom
BlackRock UK 4 LLP	United Kingdom
BlackRock UK A LLP	United Kingdom
BlackRock UK 5 (Scotland) LP	Scotland
BlackRock UK 6 (Scotland) LP	Scotland
BlackRock UK 7 (Scotland) LP	Scotland
BlackRock UK 8 (Scotland) LP	Scotland
BlackRock UK Holdco 2 Limited	United Kingdom
BlackRock UK Holdco 3, Ltd	United Kingdom
BlackRock UK Holdco Limited	United Kingdom
BlackRock US Finco 2 LLC	Delaware
BlackRock US Finco 3 LLC	Delaware
BlackRock US Finco 4, LLC	Delaware
BlackRock US Finco 5, LLC	Delaware
BLK (Gallatin) Holdings, LLC	Delaware
BLK SMI, LLC	Delaware
BR Acquisition Mexico S.A. de C.V.	Mexico
BR Jersey International Holdings L.P.	Jersey
Cachematrix Holdings LLC	Colorado
Cachematrix Integrations Private Limited	India
Cachematrix Software Solutions LLC	Colorado
Colmore (Canada) Inc	Canada
Colmore GmbH	Switzerland
Colmore Intermediate Ltd	United Kingdom
Colmore Inc.	Delaware
Colmore PS Ltd.	England & Wales
DMLT East, LLC	Florida
DMLT, LLC	New York
eFront (Jersey) Limited	Jersey
eFront Cayman 2 LP	Cayman Islands
eFront Cayman Ltd	Cayman Islands
eFront d.o.o. Beograd	Serbia
eFront DMLT Holdings, LLC	Delaware
eFront DMLT Holdings, S.R.L	Dominican Republic
eFront Do Brasil Soluções Informáticas Para Sistemas Financeiros Ltda.	Brazil
eFront DR, S.R.L	Dominican Republic
eFront Financial Solutions Inc.	Delaware
eFront FZ-LLC	United Arab Emirates
eFront GmbH	Germany
eFront Holding SAS	France
eFront Hong Kong Limited	Hong Kong
eFront Kabushiki Kaisha	Japan
eFront Ltd	United Kingdom
eFront Singapore Pte. Ltd.	Singapore
eFront Solutions Financières Inc.	Canada
eFront U.S., LLC	Delaware
EG Holdings Blocker, LLC	Delaware
ElmTree Funds, LLC	Delaware
GIM Advisory Services, LLC	Delaware
GIM EM Manager, LLC	Delaware
GIM India Fund Holdings, LLC	Delaware
GIM India Holdings, LP	Delaware
GIM LLC de Mexico S. de. R.L.	Mexico
GIM UK Holdings, LLC	Delaware
GIMAS Finance Pty Limited	Australia
GIP Australia Guernsey Co Limited	Guernsey
Global Energy & Power Infrastructure Advisors, LLC	Delaware
Global Energy & Power Infrastructure II Advisors, LLC	Delaware
Global Infrastructure Management Australia Pty Limited	Australia
Global Infrastructure Management EM HK, Limited	Hong Kong
Global Infrastructure Management HK, LLC	Delaware
Global Infrastructure Management Holdings LP	Delaware
Global Infrastructure Management LLP	United Kingdom
Global Infrastructure Management Participation LLC	Delaware
Global Infrastructure Management, LLC	Delaware
Global Infrastructure Partners India Private Limited	India
Global Infrastructure Partners Singapore Manager Pte. Ltd.	Singapore
Global Infrastructure Scots GP Limited	Scotland
Grosvenor Alternate Partner Limited	United Kingdom
Grosvenor Ventures Limited	United Kingdom
HLX Financial Holdings, LLC	Delaware
HPS Partners Investment Holdings, LLC	Delaware
HPS Group Intermediate Holdings, LLC	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
HPS Group Adviser Holdings, L.P.	Delaware
HPS Group Holdings I, L.P.	Delaware
HPS Group Holdings II, LLC	Delaware
HPS Investment Partners, LLC	Delaware
HPS Partners Holdings I, LLC	Delaware
HPS Partners Holdings II, LLC	Delaware
HPS Securities, LLC	Delaware
HPS Advisors, LLC	Delaware
iShares (DE) I Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Germany
iShares Delaware Trust Sponsor LLC	Delaware
Jio BlackRock Asset Management Private Limited	India
Jio BlackRock Trustee Private Limited	India
Jio BlackRock Investment Advisers Private Limited	India
Jio BlackRock Broking Private Limited	India
Kreos Capital Israel Ltd.	Israel
Kreos Capital Management (UK) Limited	United Kingdom
Kreos Capital Management Limited	Jersey
Mercury Private Equity MUST 3 (Jersey) Limited	Jersey
MyLifePath Digital Services, Inc.	Delaware
New Zealand Climate Infrastructure Fund GP Limited	New Zealand
Object Capital Technology, Inc.	Delaware
Otto Holdco, LLC	Delaware
Phoenix Acquisition LLC	Delaware
Phoenix Acquisitions Holdings, LLC	Delaware
Portfolio Administration & Management Ltd.	Cayman Islands
Preqin Holding Limited	United Kingdom
Preqin HC Limited	United Kingdom
Preqin SIP Trustees Limited	United Kingdom
Preqin MC Limited	United Kingdom
Preqin Ltd	United Kingdom
Preqin BC Limited	United Kingdom
Preqin Pte Limited	Singapore
Preqin Inc	New York
Preqin GK	Japan
Preqin Pty Limited	Australia
Preqin Data Limited	United Arab Emirates
Preqin Information Consulting Service (Beijing) Co. Ltd.	China
Preqin HK Limited	Hong Kong
Preqin Philippines Inc.	Philippines
Preqin GmbH	Germany
Preqin India Private Limited	India
Prestadora de Servicios Integrales BlackRock Mexico, S.A. de C.V.	Mexico
Retirement Product Insurance Agency Inc.	Delaware
SpiderRock Advisors, LLC	Delaware
St. Albans House Nominees (Jersey) Ltd.	Jersey
SVOF/MM, LLC	Delaware
Tennenbaum Capital Partners, LLC	Delaware
Tlali Acero, S.A. de C.V.	Mexico
Trident Merger, LLC	Delaware
Web Holdings, LLC	Delaware

* Certain subsidiaries that are not significant have been omitted.